UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

Industrial Services of America, Inc.

(Exact Name of Registrant as Specified in its Charter)

FL	000-20979	590712746
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 32428 Louisville, KY	40232
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 366-3452

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 5, 2010, Industrial Services of America, Inc. (the “Company”) clarified comments made by Mr. Harry Kletter, the Chairman of the Board and Chief Executive Officer of the Company, at the Taglich Brothers Small Cap Conference in New York.

At the Taglich Conference, Mr. Kletter referred to a run rate of $600 million; that reference was not a reference to expected 2010 revenue, but was a reference to capacity. The Company believes that its current facilities can accommodate $600 million in sales at current market prices for its products.

The announcement issued by the Company is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated May 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Services of America, Inc. (Registrant)

Date: May 5, 2010	By:	/s/ Alan Schroering
Chief Financial Officer

EXHIBIT INDEX

EX-99.1	Press release dated May 5, 2010